UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

BTRS HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38947 (Commission File Number)	83-1476189 (I.R.S. Employer Identification No.)

1009 Lenox Drive, Suite 101 Lawrenceville, New Jersey	08648
(Address of principal executive offices)	(Zip Code)

(609) 235-1010
(Registrant’s telephone number, including area code)

South Mountain Merger Corp.
767 Fifth Avenue, 9th Floor
New York, New York 10153
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class 1 Common Stock, $0.0001 par value per share	BTRS	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Class 1 Common Stock at an exercise price of $11.50 per share	BTRSW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On January 12, 2021 (the “Closing Date”), BTRS Holdings Inc., a Delaware corporation (the “Company”) (f/k/a South Mountain Merger Corp. (“South Mountain”)), consummated the previously announced mergers (the “Closing”) pursuant to that certain Business Combination Agreement, dated October 18, 2020 (as amended on December 13, 2020, the “BCA”), by and among South Mountain, BT Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of South Mountain (“First Merger Sub”), BT Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of South Mountain (“Second Merger Sub”), and Factor Systems, Inc. (d/b/a Billtrust), a Delaware corporation (“Legacy Billtrust”). The Company’s stockholders approved the Business Combination at a special meeting of stockholders held on January 12, 2021 (the “Special Meeting”).

Pursuant to the terms of the BCA, a business combination between South Mountain and Legacy Billtrust was effected through the merger of (a) First Merger Sub with and into Legacy Billtrust with Legacy Billtrust surviving as a wholly-owned subsidiary of South Mountain (Legacy Billtrust, in its capacity as the surviving corporation of the merger, the “Surviving Corporation”) (the “First Merger”) and (b) the Surviving Corporation with and into Second Merger Sub, with Second Merger Sub being the surviving entity of the Second Merger, which ultimately resulted in Legacy Billtrust becoming a wholly-owned direct subsidiary of South Mountain (the “Second Merger” and, together with the First Merger, the “Mergers” and, collectively with the other transactions described in the BCA, the “Business Combination”). On the Closing Date, the registrant changed its name from South Mountain Merger Corp. to BTRS Holdings Inc.

Immediately prior to the effective time of the Mergers (the “Effective Time”), each share of preferred stock of Legacy Billtrust (the “Legacy Billtrust Preferred Stock”) that was issued and outstanding was automatically converted into a number of shares of common stock, par value $0.001 per share (the “Legacy Billtrust Common Stock”), of Legacy Billtrust at the then-effective conversion rate as calculated pursuant to the Fifth Amended and Restated Certificate of Incorporation of Legacy Billtrust (as amended), such that each converted share of Legacy Billtrust Preferred Stock was no longer outstanding and ceased to exist, and each holder of Legacy Billtrust Preferred Stock thereafter ceased to have any rights with respect to such securities (the “Legacy Billtrust Preferred Stock Conversion”).

At the Effective Time, by virtue of the First Merger and without any action on the part of South Mountain, First Merger Sub, Legacy Billtrust or the holders of any of the following securities:

a)
each share of Legacy Billtrust Common Stock that was issued and outstanding immediately prior to the Effective Time (other than any shares of Legacy Billtrust Common Stock that were outstanding immediately prior to the Effective Time and that were held by Legacy Billtrust stockholders who neither voted in favor of the First Merger nor consented thereto in writing and who demanded properly in writing appraisal for such shares of Legacy Billtrust Common Stock in accordance with Section 262 of the Delaware General Corporate Law (the “DGCL”) and otherwise complied with all of the provisions of the DGCL relevant to the exercise and perfection of dissenters’ rights (the “Dissenting Shares”) and the Cancelled Shares (as defined below)) was cancelled and converted into (i) the contingent right to receive a number of shares of South Mountain Class A common stock, par value $0.0001 per share (“South Mountain Class A Common Stock”) or South Mountain Class C common stock, par value $0.0001 per share (“South Mountain Class C Common Stock”), as applicable (such shares, the “Earnout Shares”) (which may be zero (0)); provided, however that such contingent right to receive Earnout Shares will not be applicable for the corresponding shares of Legacy Billtrust Common Stock exchanged in a Cash Election (as defined below), and (ii) (A) if the holder of such shares of Legacy Billtrust Common Stock made a proper and timely election to receive cash (“Cash Election”) with respect to such shares of Legacy Billtrust Common Stock (each such share, a “Cash Electing Share”), an amount in cash, without interest, equal to the quotient of $1,189,504,520 divided by the Legacy Billtrust Outstanding Shares (as defined below) (the “Per Share Merger Consideration Value”) and (B) if the holder of such share of Legacy Billtrust Common Stock made a proper and timely election to receive shares of South Mountain Class A Common Stock or South Mountain Class C Common Stock, as applicable (a “Stock Election”), with respect to such share of Legacy Billtrust Common Stock, which election has not been revoked, or the holder of such share fails to make a Cash Election or Stock Election with respect to such share of Legacy Billtrust Common Stock, the Per Share Stock Consideration (as defined below);

b)
each share of Legacy Billtrust Common Stock or Legacy Billtrust Preferred Stock (together, “Legacy Billtrust Capital Stock”) held in the treasury of Billtrust was cancelled without any conversion thereof and no payment or distribution was made with respect thereto (such shares of Legacy Billtrust Capital Stock, the “Cancelled Shares”);

c)
each share of common stock of First Merger Sub, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time was converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation;

d)
each option to purchase Legacy Billtrust Common Stock, whether or not exercisable and whether or not vested, that was outstanding immediately prior to the Effective Time (each, a “Legacy Billtrust Option”) was assumed by South Mountain and converted into (i) an option to purchase shares of South Mountain Class A Common Stock (each, a “Converted Option”), and (ii) the contingent right to receive a number of Earnout Shares (or restricted stock units of South Mountain denominated in a number of shares of the Company’s Class 1 common stock, par value $0.0001 per share (“Class 1 Common Stock”), with respect to unvested options to purchase Legacy Billtrust Common Stock) if certain share prices of Class 1 Common Stock are achieved and other conditions are satisfied following the Closing. Each Converted Option will have and be subject to the same terms and conditions (including vesting and exercisability terms) as were applicable to such Legacy Billtrust Option immediately before the Effective Time, except that (A) each Converted Option became exercisable for that number of shares of South Mountain Class A Common Stock equal to the product (rounded down to the nearest whole number) of (1) the number of shares of Legacy Billtrust Common Stock subject to the Legacy Billtrust Option immediately before the Effective Time and (2) the Per Share Stock Consideration; and (B) the per share exercise price for each share of South Mountain Class A Common Stock issuable upon exercise of the Converted Option will be equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (1) the exercise price per share of Legacy Billtrust Common Stock of such Legacy Billtrust Option immediately before the Effective Time by (2) the Per Share Stock Consideration; and

e)	The following terms shall have the respective meanings ascribed to them below:

“Legacy Billtrust Outstanding Shares” means the total number of shares of Legacy Billtrust Common Stock and Legacy Billtrust Preferred Stock (on an “as-converted” to Legacy Billtrust Common Stock basis) on a fully diluted basis as of the Closing Date using the treasury method of accounting, including, without duplication, the number of shares of Legacy Billtrust Common Stock issued upon the Legacy Billtrust Preferred Stock Conversion, the number of shares of Legacy Billtrust Common Stock issued or issuable upon the exercise of all Legacy Billtrust Options and the shares of Legacy Billtrust Common Stock underlying that certain warrant of Legacy Billtrust exercisable into 14,527 shares of Series C Preferred Stock issued to Square 1 Bank on July 10, 2014 (the “Billtrust Warrant”) or any other Equity Equivalents (as defined in the BCA).

“Per Share Stock Consideration” means a number of shares of SMMC Elected Common Stock equal to (i) the Per Share Merger Consideration Value divided by (ii) 10.

“SMMC Elected Common Stock” means South Mountain Class A Common Stock; provided, that “SMMC Elected Common Stock” means South Mountain Class C Common Stock with respect to one Legacy Billtrust stockholder that has elected to receive South Mountain Class C Common Stock.

At the effective time of the Second Merger (the “Second Effective Time”), by virtue of the Second Merger and without any action on the part of South Mountain, Surviving Corporation, Second Merger Sub or the holders of any securities of South Mountain or the Surviving Corporation or the Second Merger Sub: (x) each share of the Surviving Corporation issued and outstanding immediately prior to the Second Effective Time was canceled and ceased to exist without any conversion thereof or payment therefor; and (y) each membership interest in Second Merger Sub issued and outstanding immediately prior to the Second Effective Time was converted into and became one validly issued, fully paid and non-assessable membership interest in the Surviving Entity, which constitutes the only outstanding equity of the Surviving Entity. From and after the Second Effective Time, all certificates, if any, representing membership interests in Second Merger Sub have been deemed for all purposes to represent the number of membership interests of the Surviving Entity into which they were converted in accordance with the immediately preceding sentence.

A description of the Business Combination and the terms of the BCA are included in the definitive proxy statement, consent solicitation statement and final prospectus, dated December 22, 2020 (the “Proxy Statement/Consent Solicitation Statement/Prospectus”) filed by the Company with the Securities and Exchange Commission (the “SEC”) in the section entitled “Proposal No. 2—The Business Combination Proposal” beginning on page 114 of the Proxy Statement/Consent Solicitation Statement/Prospectus.

On October 18, 2020, a number of purchasers (each, a “Subscriber”) agreed to purchase from the Company an aggregate of 20,000,000 shares of South Mountain Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $200,000,000, pursuant to separate subscription agreements (each, a “Subscription Agreement”) entered into effective as of October 18, 2020. Pursuant to the Subscription Agreements, the Company gave certain registration rights to the Subscribers with respect to the PIPE Shares. The sale of PIPE Shares was consummated concurrently with the Closing. A description of the Subscription Agreements is included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Summary of the Proxy Statement/Consent Solicitation Statement/Prospectus” beginning on page 22 of the Proxy Statement/Consent Solicitation Statement/Prospectus.

Following the consummation of the Business Combination, all outstanding shares of South Mountain Class A Common Stock will be reclassified as shares of Class 1 Common Stock on a one-to-one basis and all outstanding shares of South Mountain Class C Common Stock will be reclassified as shares Class 2 common stock, par value $0.0001 per share (“Class 2 Common Stock”) on a one-to-one basis. As of the Closing Date and following the completion of the Business Combination, the Company had the following outstanding securities:

•
approximately 138,724,644 shares of Class 1 Common Stock, including 2,375,000 shares that are subject to the vesting and forfeiture provisions in the Share and Warrant Cancellation Agreement (as defined in the Proxy Statement/Consent Solicitation Statement/Prospectus);

•	approximately 6,537,735 shares of Class 2 Common Stock; and

•	approximately 12,500,000 warrants, each exercisable for one share of Class 1 Common Stock at a price of $11.50 per share (the “Warrants”).

The foregoing description of each of the BCA and the Subscription Agreements is a summary only and is qualified in their entirety by the full text of the BCA, a copy of which is attached hereto as Exhibit 2.1, as amended by the Amendment to Business Combination Agreement, dated as of December 13, 2020, a copy of which is attached hereto as Exhibit 2.2, and by the Subscription Agreements, a copy of the form of which is attached hereto as Exhibit 10.1, and are incorporated herein by reference.

Item 1.01          Entry into a Material Definitive Agreement.

Registration Rights Agreement

In connection with the consummation of the transactions contemplated by the BCA (the “Transactions”), on the Closing Date, that certain Registration Rights Agreement, dated June 19, 2019, was amended and restated on October 18, 2020 and certain persons and entities receiving shares of South Mountain Class A Common Stock and South Mountain Class C Common Stock pursuant to the Business Combination (the “New Holders” and, collectively with the parties listed under Holder on the signature page to the Registration Rights Agreement dated June 19, 2019, the “Holders”) entered into the Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). The terms of the A&R Registration Rights Agreement are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Proposal No. 2—The Business Combination Proposal” beginning on page 114 of the Proxy Statement/Consent Solicitation Statement/Prospectus.

The foregoing description of the A&R Registration Rights Agreement is qualified in its entirety by the full text of the A&R Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.4 and incorporated herein by reference.

Lock-Up Agreements

In connection with the Transactions, prior to the Closing Date, South Mountain  and certain stockholders of Legacy Billtrust and directors and executive officers of the Company (the “Legacy Holders”) entered into a Lock-Up Agreement (each, a “Lock-Up Agreement”). The terms of the Lock-Up Agreements provide for the Class 1 Common Stock or Class 2 Common Stock, as applicable, held by the Legacy Holders as of immediately after the Effective Time to be locked-up for a period of 180 days after the Closing Date, subject to certain exceptions.

The foregoing description of the Lock-Up Agreements is qualified in its entirety by the full text of the form of Lock-Up Agreement, a copy of which is attached hereto as Exhibit 4.5 and incorporated herein by reference.

Indemnification Agreements

In connection with the Transactions, on the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.01          Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in Legacy Billtrust.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the ability to obtain or maintain the listing of Class 1 Common Stock on The Nasdaq Global Select Market following the Business Combination;

•	the risk that the proposed Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the transactions described herein;

•
the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably;

•	costs related to the Business Combination;

•	changes in applicable laws or regulations;

•	the effect of the COVID-19 pandemic on the Company’s business;

•	the ability of the Company to execute its business model;

•	the Company’s ability to attract and retain customers and expand customers’ use of the Company’s products and services;

•	risks relating to the uncertainty of the projected financial and operating information with respect to the Company;

•	the Company’s ability to raise capital;

•	the possibility that the Company may be adversely affected by other economic, business and/or competitive factors; and

•
other risks and uncertainties set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Risk Factors” beginning on page 47 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Business and Properties

The business and properties of South Mountain and Legacy Billtrust prior to the Business Combination are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the sections entitled “Information About South Mountain” beginning on page 234 and “Information About Billtrust” beginning on page 183 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Risk Factors” beginning on page 47 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Selected Historical Financial Information

The selected historical financial information and other data for the nine months ended September 30, 2020 and 2019 and the years ended December 31, 2019, 2018 and 2017 for Legacy Billtrust is included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Selected Historical Financial Information of Billtrust” beginning on page 39 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Unaudited Condensed Financial Statements

The unaudited condensed financial statements as of and for the nine months ended September 30, 2020 of Legacy Billtrust have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement/Consent Solicitation Statement/Prospectus beginning on page F-44 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which are incorporated herein by reference.

These unaudited condensed financial statements should be read in conjunction with the historical audited financial statements of Legacy Billtrust as of and for the years ended December 31, 2019, 2018 and 2017 and the related notes included in the Proxy Statement/Consent Solicitation Statement/Prospectus beginning on page F-2 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the sections entitled “Management After the Business Combination” beginning on page 252 and “Billtrust’s Executive and Director Compensation” beginning on page 193 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which are incorporated herein by reference.

Directors

Effective as of the Effective Time, in connection with the Business Combination, the size of the board of directors of the Company (the “Board”) was set at seven members. Effective as of the Effective Time, Flint A. Lane, Charles Bernicker, Clare Hart, Robert Farrell, Lawrence Irving, Matt Harris and Juli Spottiswood were appointed to serve as directors on the Board.

Flint A. Lane and Lawrence Irving were appointed to serve as Class I directors, with terms expiring at the Company’s 2022 annual meeting of stockholders; Charles B. Bernicker, Matt Harris and Clare Hart were appointed to serve as Class II directors, with terms expiring at the Company’s 2023 annual meeting of stockholders; and Robert Farrell and Juli Spottiswood were appointed to serve as Class III directors, with terms expiring at the Company’s 2024 annual meeting of stockholders. Biographical information for these individuals is set forth in the section entitled “Management After the Business Combination” beginning on page 252 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Independence of Directors

The Board has determined that each of the directors of the Company other than Flint A. Lane qualify as independent directors, as defined under the listing rules of The Nasdaq Stock Market LLC (the “Nasdaq listing rules”), and that the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq listing rules relating to director independence requirements.

Committees of the Board of Directors

Effective as of as of the Effective Time, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) and a risk management committee (the “Risk Management Committee”). Each of the committees reports to the Board.

Effective as of the Effective Time, the Board appointed Charles B. Bernicker, Lawrence Irving and Juli Spottiswood to serve on the Audit Committee, with Lawrence Irving as chair of the Audit Committee. The Board appointed Charles B. Bernicker, Robert Farrell and Clare Hart to serve on the Compensation Committee, with Robert Farrell as chair of the Compensation Committee. The Board appointed Charles B. Bernicker, Robert Farrell and Matt Harris to serve on the Nominating and Corporate Governance Committee, with Charles B. Bernicker as chair of the Nominating and Corporate Governance Committee. The Board appointed Clare Hart, Lawrence Irving and Juli Spottiswood to serve on the Risk Management Committee, with Clare Hart as chair of the Risk Management Committee.

Executive Officers

Effective as of the Effective Time, in connection with the Business Combination, the Board appointed Flint A. Lane to serve as Chief Executive Officer and Chairman of the Board, Steven Pinado to serve as President, Mark Shifke to serve as Chief Financial Officer and Joe Eng to serve as Chief Information Officer, respectively. Biographical information for the new executive officers are set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Management After the Business Combination” beginning on page 252 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Director Compensation

Information with respect to the compensation of the Company’s directors is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Billtrust’s Executive and Director Compensation” beginning on page 193 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

In addition, concurrent with the Closing, the Board adopted a director compensation policy for non-employee directors (excluding Matt Harris) to be effective immediately. Each eligible director will receive an annual cash retainer of $30,000 for serving on our board of directors. The chairperson of the audit committee of the Board will be entitled an additional annual cash retainer of $15,000 and the chairperson of each of the compensation, nominating and corporate governance and risk management committees of the Board will be entitled an additional annual cash retainer of $7,500. All annual cash fees are vested upon payment.

In addition, each eligible director (other than Charles Bernicker) will be granted on the first business day of each fiscal quarter a number of restricted stock units (“RSUs”) equal to $25,000 (or, in the case of the fiscal quarter ended June 30, 2021, $50,000) divided by the closing price of the Class 1 Common Stock on the date of grant, with all such  RSUs vesting on the date of grant.

Executive Compensation

Information with respect to the compensation of the Company’s executive officers is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Billtrust’s Executive and Director Compensation” beginning on page 193 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

The foregoing description of the compensation of the Company’s executive officers is qualified in its entirety by the full text of the employment agreements of Flint A. Lane, Steven Pinado, Mark Shifke and Joe Eng, copies of which are attached hereto as Exhibit 10.7, Exhibit 10.8, Exhibit 10.9 and Exhibit 10.10, respectively, and incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Class 1 Common Stock as of the Closing Date, after giving effect to the Closing, by:

•	each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Class 1 Common Stock;

•	each current named executive officer and director of the Company; and

•	all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on approximately 138,724,644 shares of Class 1 Common Stock issued and outstanding as of the Closing Date and do not take into account the issuance of any shares of Class 1 Common Stock upon the exercise of warrants to purchase up to approximately 12,500,000 shares of Class 1 Common Stock that remain outstanding.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Class 1 Common Stock and their business address is c/o Billtrust, 1009 Lenox Drive, Suite 101, Lawrenceville, New Jersey 08648.

Name and Address of Beneficial Owner	Number of Shares of Class 1 Common Stock Beneficially Owned	Percentage of Outstanding Class 1 Common Stock %
Directors and Named Executive Officers:
Flint A. Lane(1)	23,466,832	16.8
Steven Pinado(2)	1,043,097	*
Mark Shifke(3)	384,139	*
Joe Eng(4)	311,155	*
Charles Bernicker	-	-
Clare Hart(5)	71,277	*
Robert Farrell(6)	279,089	*
Lawrence Irving(7)	279,089	*
Matt Harris	-	-
Juli Spottiswood(8)	14,456	*
Directors and Executive Officers as a Group (10 Individuals)	25,849,134	18.3

Five Percent Holders:
Bain Capital(9)	28,417,307	20.5
Riverwood Capital(10)	15,074,903	10.9
W Capital Partners(11)	8,625,685	6.2

* Less than one percent.

(1)
Consists of (i) 15,750,081 shares of Class 1 Common Stock issued in exchange for outstanding shares of Legacy Billtrust Common Stock held by Mr. Lane at the Closing, (ii) 7,068,016 shares of Class 1 Common Stock issued in exchange for outstanding shares of Legacy Billtrust Common Stock held by Flint Lane 2009 Grantor Retained Annuity Trust at the Closing and (iii) 648,735 shares of Class 1 Common Stock issuable pursuant to Converted Options that are exercisable within 60 days of the Closing Date.

(2)
Consists of (i) 3,614 shares of Class 1 Common Stock issued in exchange for outstanding shares of Legacy Billtrust Common Stock held by Mr. Pinado at the Closing and (ii) 1,039,483 shares of Class 1 Common Stock issuable pursuant to Converted Options that are exercisable within 60 days of the Closing Date.

(3)	Consists of shares of Class 1 Common Stock issuable pursuant to Converted Options that are exercisable within 60 days of the Closing Date.

(4)
Consists of (i) 144,565 shares of Class 1 Common Stock issued in exchange for outstanding shares of Legacy Billtrust Common Stock held by Mr. Eng at the Closing and (ii) 166,590 shares of Class 1 Common Stock issuable pursuant to Converted Options that are exercisable within 60 days of the Closing Date.

(5)	Consists of shares of Class 1 Common Stock issuable pursuant to Converted Options that are exercisable within 60 days of the Closing Date.

(6)	Consists of shares of Class 1 Common Stock issuable pursuant to Converted Options that are exercisable within 60 days of the Closing Date.

(7)	Consists of shares of Class 1 Common Stock issuable pursuant to Converted Options that are exercisable within 60 days of the Closing Date.

(8)	Consists of shares of Class 1 Common Stock issuable pursuant to Converted Options that are exercisable within 60 days of the Closing Date.

(9)
Consists of (i) 25,752,455 shares of Class 1 Common Stock to be issued in exchange for outstanding shares of Legacy Billtrust Common Stock held by Bain Capital Venture Fund 2012, L.P. (“Venture Fund 2012”) at the Closing, (ii) 2,515,082 shares of Class 1 Common Stock issued in exchange for outstanding shares of Legacy Billtrust Common Stock held by BCIP Venture Associates (“BCIP VA”) at the Closing and (iii) 149,770 shares of Class 1 Common Stock issued in exchange for outstanding shares of Legacy Billtrust Common Stock held by BCIP Venture Associates-b (“BCIP VA-B” and, together with Venture Fund 2012 and BCIP VA, the “Bain Capital Venture Entities”) at the Closing. Bain Capital Venture Investors, LLC (“BCVI”), the Executive Committee of which consists of Enrique Salem and Ajay Agarwal, is the ultimate general partner of Venture Fund 2012 and governs the investment strategy and decision-making processes with respect to investments held by BCIP VA and BCIP VA-B. By virtue of the relationships described in this footnote, each of BCVI, Mr. Salem and Mr. Agarwal may be deemed to share voting and dispositive power over the shares held by the Bain Capital Venture Entities. The business address of the Bain Capital Venture Entities is 200 Clarendon Street, Boston MA 02116.

(10)
Consists of (i) 3,126,471 shares of Class 1 Common Stock issued in exchange for outstanding shares of Legacy Billtrust Common Stock held by Riverwood Capital Partners II (Parallel-B) L.P. at the Closing and (ii) 11,948,432 shares of Class 1 Common Stock issued in exchange for outstanding shares of Legacy Billtrust Common Stock held by Riverwood Capital Partners II L.P. (together with Riverwood Capital Partners II (Parallel-B) L.P., “Riverwood Capital”) at the Closing. Riverwood Capital II L.P. is the general partner of Riverwood Capital. The general partner of Riverwood Capital II L.P. is Riverwood Capital GP II Ltd. Riverwood Capital II L.P. and Riverwood Capital GP II Ltd. may be deemed to have shared voting and dispositive power over, and be deemed to be indirect beneficial owners of, shares directly held by Riverwood Capital. All investment decisions with respect to the shares held by Riverwood Capital are made by a majority vote of a five-member investment committee, comprised of Francisco Alvarez-Demalde, Jeffrey Parks, Thomas Smach, Christopher Varelas, and Harish Belur. All voting decisions over the shares held by Riverwood Capital are made by a majority vote of Riverwood Capital GP II Ltd.’s eleven shareholders. No single natural person controls investment or voting decisions with respect to the shares held by Riverwood Capital. The business address of Riverwood Capital is 70 Willow Road, Suite 100 Menlo Park CA 94025-3652.

(11)
Consists of (i) 12,107 shares of Class 1 Common Stock to be issued in exchange for outstanding shares of Legacy Billtrust Common Stock held by W Capital Greenwich LLC at the Closing, (ii) 2,443,400 shares of Class 1 Common Stock issued in exchange for outstanding shares of Legacy Billtrust Common Stock held by W Capital Partners III, L.P. at the Closing and (iii) 6,170,178 shares of Class 1 Common Stock issued in exchange for outstanding shares of Legacy Billtrust Common Stock held by WCP Holdings IV, L.P. (together with W Capital Greenwich LLC and W Capital Partners III L.P., “W Capital Partners”) at the Closing. Stephen Wertheimer is the sole general partner and managing member of W Capital Greenwich, LLC, and may be deemed to beneficially own and vote for the shares of Class 1 Common Stock held directly by W Capital Greenwich, LLC. WCP GP III, LLC is the sole general partner of WCP GP III, L.P., which is the sole general partner of W Capital Partners III, L.P., and may be deemed to beneficially own and vote for the shares of Class 1 Common Stock held directly by W Capital Partners III, L.P. Robert Migliorino, David Wachter and Stephen Wertheimer are the Managing Members of WCP GP III, LLC. WCP GP IV, LLC is the sole general partner of WCP GP IV, L.P., which is the sole general partner of WCP Holdings IV, L.P., and may be deemed to beneficially own and vote for the shares of Class 1 Common Stock held directly by WCP Holdings IV, L.P. David Wachter, Blake Heston, Katherine Stitch, Alison Killilea and Todd Miller are the Managing Members of WCP GP IV, LLC. The business address of W Capital Partners is One East 52nd Street, 5th Floor New York NY 10022.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of the Company are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Certain Billtrust Relationships and Related Party Transactions” beginning on page 233 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section “Information About Billtrust” beginning on page 183 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

The South Mountain Class A Common Stock and the public warrrants were historically quoted on The Nasdaq Stock Market LLC under the symbols “SMMC” and “SMMCW,” respectively. On January 13, 2021, the Class 1 Common Stock and Warrants began trading on The Nasdaq Stock Market LLC under the new trading symbols “BTRS” and “BTRSW,” respectively.

As of the Closing Date and following the completion of the Business Combination, the Company had approximately 138,724,644 shares of the Class 1 Common Stock issued and outstanding held of record by 203 holders, and approximately 12,500,000 Warrants outstanding held of record by 1 holder.

Dividends

The Company has not paid any cash dividends on the Class 1 Common Stock or Class 2 Common Stock to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of the Class 1 Common Stock or Class 2 Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

Class 1 Common Stock

A description of the Class 1 Common Stock is included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Description of South Mountain’s Securities” beginning on page 259 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Warrants

A description of the Company’s warrants is included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Description of South Mountain’s Securities” beginning on page 259 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Management After the Business Combination” beginning on page  of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02          Unregistered Sales of Equity Securities.

The disclosure set forth in the seventh paragraph of the “Introductory Note” above is incorporated by reference into this Item 3.02.

The securities issued in connection with the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03          Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01          Changes in Registrant’s Certifying Accountant.

On January 12, 2021, the Board informed Marcum LLP, the Company’s independent registered public accounting firm prior to the Transactions, that Marcum will be dismissed effective following the completion of the Company’s audit for the year ended December 31, 2020, which consists only of the pre-Transations accounts of South Mountain.

The report of Marcum on South Mountain’s financial statements as of December 31, 2019, and for the period from February 28, 2019 (inception) through December 31, 2019, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from February 28, 2019 (inception) through December 31, 2019, and the subsequent period through January 12, 2021, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement in connection with its report covering such period. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and the subsequent period through January 12, 2021.

The Company provided Marcum with a copy of the foregoing disclosures prior to the filing of this Current Report and requested that Marcum furnish a letter addressed to the SEC stating, which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and, if not, stating the respects in which is does not agree.

On January 12, 2021, the Board approved the engagement of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. BDO served as the independent registered public accounting firm of Legacy Billtrust prior to the Transactions.

Item 5.01          Changes in Control of the Registrant.

The information set forth in the section entitled “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

BTRS Holdings Inc. 2020 Equity Incentive Plan

At the Special Meeting, the stockholders of the Company considered and approved the BTRS Holdings Inc. 2020 Equity Incentive Plan (the “2020 Plan”). The 2020 Plan was previously approved, subject to stockholder approval, by the Board on October 18, 2020, and an amendment to the 2020 Plan was previously approved, subject to stockholder approval, on December 18, 2020. The 2020 Plan became effective immediately upon the Closing.

A description of the 2020 Plan is included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Proposal No. 8—The Equity Incentive Plan Proposal” beginning on page 170 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the 2020 Plan is qualified in its entirety by the full text of the 2020 Plan, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Billtrust Inc. 2020 Employee Stock Purchase Plan

At the Special Meeting, the stockholders of the Company considered and approved the BTRS Holdings Inc. 2020 Employee Stock Purchase Plan (the “2020 ESPP”). The 2020 ESPP was previously approved, subject to stockholder approval, by the Board on October 18, 2020. The 2020 ESPP became effective immediately upon the Closing.

A description of the 2020 ESPP is included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Proposal No. 9—The Employee Stock Purchase Plan Proposal“ beginning on page 175 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the 2020 ESPP is qualified in its entirety by the full text of the 2020 ESPP, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

 Item 5.03          Amendments to Certificates of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Company’s stockholders voted and approved, among other things, Proposal No. 1—The Pre-Mergers Charter Proposal (“Proposal No. 1”) and Proposals No.  3 – 6—The Post-Mergers Charter Proposal (“Proposals No. 3 - 6”), each of which is described in greater detail in the Proxy Statement/Consent Solicitation Statement/Prospectus.

The Second Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on January 12, 2021 includes the amendments proposed by Proposals No. 3 - 6. On January 12, 2021, the Board approved and adopted the Amended and Restated Bylaws (the “Bylaws”), which became effective as of the date thereof.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Consent Solicitation Statement/Prospectus under the sections entitled “Description of South Mountain’s Securities“ beginning on page 259 and “Comparison of Stockholders’ Rights” beginning on page 272 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which are incorporated herein by reference.

Item 5.05          Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Transactions, on January 12, 2021, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company.

Item 5.06          Change in Shell Company Status.

As a result of the Mergers, which fulfilled the definition of a business combination as required by the Amended and Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Closing, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Business Combination and the terms of the BCA are included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Proposal No. 2—The Business Combination Proposal” beginning on page 114 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired.

The unaudited condensed financial statements of Legacy Billtrust as of and for the nine months ended September 30, 2020 and September 30, 2019 and the related notes are included in the Proxy Statement/Consent Solicitation Statement/Prospectus beginning on page F-44 of the Proxy Statement/Consent Solicitation Statement/Prospectus and are incorporated herein by reference.

The historical audited financial statements of Legacy Billtrust as of and for the years ended December 31, 2019, December 31, 2018 and December 31, 2017 and the related notes are included in the Proxy Statement/Consent Solicitation Statement/Prospectus beginning on page F-2 of the Proxy Statement/Consent Solicitation Statement/Prospectus and are incorporated herein by reference.

The unaudited condensed financial statements of South Mountain as of and for the nine months ended September 30, 2020 and the period from February 28, 2019 (inception) to September 30, 2019 and the related notes are included in the Proxy Statement/Consent Solicitation Statement/Prospectus beginning on page F-85 of the Proxy Statement/Consent Solicitation Statement/Prospectus and are incorporated herein by reference.

The historical audited financial statements of South Mountain as of and for the period from February 28, 2019 (inception) to December 31, 2019 and the related notes are included in the Proxy Statement/Consent Solicitation Statement/Prospectus beginning on page F-69 of the Proxy Statement/Consent Solicitation Statement/Prospectus and are incorporated herein by reference.

 (b)          Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d)          Exhibits.

Exhibit No.	Description
2.1+	Business Combination Agreement, dated as of October 18, 2020, by and among South Mountain Merger Corp., BT Merger Sub I, Inc., BT Merger Sub II, LLC and Factor Systems, Inc. (d/b/a Billtrust).
2.2+
Amendment to Business Combination Agreement, dated as of December 13, 2020, by and among South Mountain Merger Corp., BT Merger Sub I, Inc., BT Merger Sub II, LLC and Factor Systems, Inc. (d/b/a Billtrust).

3.1	Second Amended and Restated Certificate of Incorporation of the Company, dated January 12, 2021.
3.2	Amended and Restated Bylaws of the Company, dated January 12, 2021.
4.1	Form of Common Stock Certificate of the Company.
4.2	Form of Warrant Certificate of the Company.
4.3
Warrant Agreement, dated June 19, 2019, by and between South Mountain Merger Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.4 filed on South Mountain Merger Corp.’s Current Report on Form 8-K, filed by the Registrant on June 25, 2019).

4.4	Amended and Restated Registration Rights Agreement, dated October 18, 2020, by and among the Company and certain stockholders of the Company.
4.5	Form of Lock-Up Agreement.
10.1	Form of Subscription Agreement, dated as of October 18, 2020, by and between the Company and the investors party thereto.
10.2	Form of Indemnification Agreement by and between the Company and its directors and officers.
10.3#	BTRS Holdings Inc. 2020 Equity Incentive Plan.
10.4#	BTRS Holdings Inc. Employee Stock Purchase Plan.
10.5	Lease Agreement, dated August 28, 2017, by and between Factor Systems, Inc. (d/b/a Billtrust) and Lenox Drive Office Park LLC.
10.6	First Amendment to Lease Agreement, dated August 28, 2017, by and between Factor Systems, Inc. (d/b/a Billtrust) and Lenox Drive Office Park LLC.
10.7#
Employment Agreement between Factor Systems, Inc. (d/b/a Billtrust) and Flint A. Lane dated August 1, 2014, as amended by First Amendment to Employment Agreement dated May 18, 2017 and Second Amendment to Employment Agreement dated October 14, 2020.

10.8#	Employment Agreement between Factor Systems, Inc. (d/b/a Billtrust) and Steven Pinado dated March 28, 2018, as amended by First Amendment to Employment Agreement dated October 14, 2020.
10.9#	Employment Agreement between Factor Systems, Inc. (d/b/a Billtrust) and Mark Shifke dated March 10, 2020.
10.10#	Employment Agreement between Factor Systems, Inc. (d/b/a Billtrust) and Joe Eng dated February 24, 2020.
16.1	Letter from Marcum LLP to the SEC, dated January 14, 2020.
99.1	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019.

+ The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

# Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2021

BTRS HOLDINGS INC.

By:	/s/ Flint A. Lane
Flint A. Lane
Chief Executive Officer